UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 6, 2022, Alset EHome International Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved, in accordance with NASDAQ Listing Rule 5635(a), the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder.

The transaction was completed on July 18, 2022. Mr. Chan acquired 35,319,290 shares of the Company’s common stock pursuant to a Securities Purchase Agreement entered into with the Company dated January 17, 2022, as amended on February 28, 2022 (the “Amendment to the Securities Purchase Agreement”), wherein the Company agreed to purchase from Mr. Chan 293,428,200 ordinary shares of Alset International Limited for a purchase price of 35,319,290 newly issued shares of the Company’s common stock. The purchase price for such newly issued shares was based on the market price of the Company’s common stock at the time the Company’s Board approved the transaction.

The foregoing description of the terms and conditions of the Amendment to the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Securities Purchase Agreement, a copy of which is attached as an exhibit hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 2.01 of this Current Report on Form 8-K relating to the Company’s sale of securities to Mr. Chan is incorporated by reference in this Item 3.02. In connection with the issuance of these securities, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Amendment to the Securities Purchase Agreement, between Alset EHome International Inc. and Chan Heng Fai, dated February 28, 2022 (Incorporated by Reference to Exhibit 10.2 of the Company’s Form 8-K filed on March 1, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

July 19, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer